Exhibit 10.2

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

THIS AGREEMENT is made as of January 18, 2005 (the “Agreement”), by and among Warner Chilcott Holdings Company, Limited, a Bermuda exempted limited company (together with its successors, “Holdings I”), Warner Chilcott Holdings Company II, Limited, a Bermuda exempted limited company (together with its successors, “Holdings II”, and collectively with Holdings I, the “Companies”), Bain Capital Integral Investors II, L.P., BCIP Trust Associates III, BCIP Trust Associates III-B, BCIP Associates – G (together with any of their respective affiliated investment funds, “Bain”), DLJMB Overseas Partners III, C.V., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P., MBP III Plan Investors, L.P. (together with any of their respective affiliated investment funds, “DLJMB”), J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman) III, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., J.P. Morgan Partners Global Investors (Cayman/Selldown) III, L.P. (together with any of their respective affiliated investment funds, “JPMP”), Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P., Thomas H. Lee (Alternative) Cayman Fund V, L.P., Putnam Investments Employees’ Securities Company I LLC, Putnam Investments Employees’ Securities Company II LLC, Putnam Investments Holdings, LLC, Thomas H. Lee Investors Limited Partnership (together with any of their respective affiliated investment funds, “THL”), Ontario Municipal Employees Retirement Board (“OMERS”), AlpInvest Partners CS Investments 2003 C.V., AlpInvest Partners Later Stage Co-Investments Custodian II B.V., AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V. (collectively, “Alp”), Filbert Investment PTE LTD (“GIC”), and The Northwestern Mutual Life Insurance Company (“Northwestern” and together with OMERS, Alp and GIC, the “Initial Syndicate Shareholders”) (each of Bain, DLJMB, JPMP, THL and the Initial Syndicate Shareholders, a “Purchaser” and collectively, the “Purchasers”).

WITNESSETH:

WHEREAS, the Companies were organized to facilitate, through Warner Chilcott Acquisition Limited, an indirect subsidiary of each of the Companies, the acquisition (the “Acquisition”) of Warner Chilcott PLC pursuant to a Scheme of Arrangement under article 418 of the Companies (Northern Ireland) Order 1986 (the “Scheme”);

WHEREAS, the Scheme became effective and the Acquisition was consummated on January 5, 2005 and, pursuant to the terms of the Scheme, the shareholders of Warner Chilcott PLC must receive payment for their shares within fourteen days after the Scheme becomes effective (the “Payment Date”);

WHEREAS, on the terms and subject to the conditions set forth herein, each Purchaser desires to subscribe for and purchase, and Holdings I desires to sell to each Purchaser, (i) that number of Class L ordinary shares, par value $0.01 per share of Holdings I (the “Holdings I Class L Shares”, and (ii) that number of Class A ordinary shares, par value $0.01 per share of Holdings I (the “Holdings I Class A Shares” and, together with the Holdings I Class L Shares, the “Holdings I Shares”), set forth in Schedule I hereto opposite the name of such Purchaser for the purchase price set forth in Schedule I hereto opposite the name of such Purchaser (the total purchase price to be paid by any particular Purchaser for any Holdings I Shares herein referred to as the “Holdings I Purchase Price”);

WHEREAS, on the terms and subject to the conditions set forth herein, each Purchaser desires to subscribe for and purchase, and Holdings II desires to sell to each Purchaser, (i) that number of preferred shares, par value $0.01 per share of Holdings II (the “Holdings II Shares”, and together with Holdings I Shares, the “Shares”), set forth in Schedule I hereto opposite the name of such Purchaser for the purchase price set forth in Schedule I hereto opposite the name of such Purchaser (such purchase price, the “Holdings II Purchase Price”, and together with the Holdings I Purchase Price, the “Total Purchase Price”).

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Purchase and Sale of the Shares.

(a) At the Closing referred to in Section 2 below, subject to the terms and conditions set forth herein, each of the Companies shall sell to each Purchaser, and each Purchaser shall purchase from each of the Companies, the Shares in the amount listed on Schedule I hereto at the Purchase Price listed thereon.

(b) Each Purchaser’s obligations under this Agreement are subject to the execution and delivery of this Agreement by the other Purchasers. The obligations of each Purchaser shall be several and not joint, and no Purchaser shall be liable or responsible for the acts of any other Purchaser under this Agreement.

2. The Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall occur simultaneously with the Payment Date.

At the Closing, each of the Companies shall deliver to each Purchaser certificates, representing the Shares issued to such Purchaser, upon payment of the Holdings I Purchase Price and the Holdings II Purchase Price by wire transfer of immediately available funds to such accounts as designated in writing by each of the Companies to such Purchaser prior to the Closing. Payment of the Total Purchase Price shall be made in U.S. dollars.

3. Conditions of Purchasers’ Obligations at the Closing. The obligation of each Purchaser to purchase and pay for the Shares is subject to the satisfaction as of the Closing of the following conditions:

(a) Representations and Warranties. The representations and warranties of each of the Companies contained in Section 4 hereof shall be true and correct in all material respects at and as of the date of the Closing.

(b) Proceedings. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be satisfactory in form and substance to each Purchaser.

(c) Purchase by the other Purchasers. Each of the other Purchasers shall have consummated their purchase of the Shares in the amount listed on Schedule I hereto at the Purchase Price listed thereon.

Any condition specified in this Section 3 may be waived if consented to by each Purchaser; provided, however, that no such waiver shall be effective against a Purchaser unless it is set forth in a writing executed by such Purchaser.

4. Representations and Warranties of the Companies. Each of the Companies hereby represents and warrants, severally and not jointly, to each Purchaser as follows:

(a) Such Company is a corporation duly organized, validly existing and in good standing under the laws of Bermuda and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

(b) Such Company has full corporate power and authority to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which such Company is a party and to perform its obligations hereunder and thereunder, and this Agreement and all such other agreements and instruments have been duly authorized, executed and delivered by such Company and, assuming the due execution and delivery of this Agreement and all other agreements and instruments contemplated hereby to which such Company is a party, by the other parties hereof and thereof, are valid, binding and enforceable against such Company in accordance with their terms.

(c) The Shares to be issued to each Purchaser pursuant to this Agreement, when purchased, will be duly and validly issued and will be fully paid and nonassessable, free and clear of all liens or encumbrances.

(d) At the Closing, sufficient Holdings I Class A Shares will be reserved for issuance upon the conversion of the Holdings I Class L Shares, and the Holdings I Class A Shares to be issued upon the conversion of the Holdings I Class L Shares, when so converted and issued and delivered, will be duly and validly issued and will be fully paid and nonassessable.

(e) Acceptance of funds from each Purchaser or its designee hereunder for the payment of the Shares shall constitute confirmation from such Company that all of the conditions in Section 3 shall have been satisfied in all material respects.

(f) Such Company was formed solely for the purpose of engaging in the transactions relating to the Acquisition. The Company has not owned, operated or conducted any businesses or activities or incurred any liabilities other than in connection with its organization and the negotiation and execution of the agreements relating to the Acquisition.

(g) The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Purchasers contained in Section 5 hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”).

5. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants, severally and not jointly, to each of the Companies that:

(a) Each Purchaser is authorized and qualified and has full right and power to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party, and to perform its obligations hereunder and thereunder. This Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party have been duly authorized, executed and delivered by or on behalf of such Purchaser. Assuming the due authorization, execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby by the other parties hereof and thereof, this Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party are legal, valid and binding agreements, enforceable against such Purchaser in accordance with their terms.

(b) Other than, in the case of DLJMB, with respect to the DLJMB Syndication Shares (as such term is defined in the Shareholders Agreement referred to in Section 6 below), the Shares to be received by it will be acquired by it for investment for its own account (or in the case of a custodian, for the account of its affiliated funds), not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws, and it has no current intention of selling, granting participation in or otherwise distributing the same, in each case, in violation of applicable federal and state securities laws. By executing this Agreement, such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares, in each case, in violation of applicable federal and state securities laws.

(c) Such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment. Such Purchaser further represents that it has had, during the course of the transactions contemplated hereby and prior to its purchase of the Shares, the opportunity to ask questions of, and receive answers from, each of the Companies concerning the terms and conditions of the offering and to obtain additional information (to the extent each of the Companies possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. Such Purchaser understands that no federal or state agency has passed upon this investment or upon either of the Companies, nor has any such agency made any finding or determination as to this investment.

(d) Such Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely. Such Purchaser is prepared to bear the economic risk of this investment for an indefinite period of time. In particular, such Purchaser acknowledges that it is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about each of the Companies. Such information is not now available, and neither of the Companies has current plans to make such information available. Such Purchaser represents that, in the absence of an effective registration statement covering the Shares, it will sell, transfer or otherwise dispose of the Shares only in a manner consistent with its representations set forth herein and then only in accordance with the Shareholders Agreement referred to in Section 6 below.

(e) Such Purchaser acknowledges that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment. Such Purchaser acknowledges that: (i) it has adequate means of providing for its current needs and possible personal contingencies and has no need for liquidity in this investment; (ii) its commitment to investments which are not readily marketable is not disproportionate to its net worth; and (iii) its investment in the Shares will not cause its overall financial commitments to become excessive.

6. Shareholders Agreement. Each of the Companies and each Purchaser agree to enter into a Shareholders Agreement (the “Shareholders Agreement”), substantially in the form attached hereto as Exhibit A, simultaneously with this Agreement which Shareholders’ Agreement shall be in full force and effect as of the Payment Date.

7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which taken together shall constitute one and the same Agreement.

8. No Waiver; Modifications in Writing. This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the specific subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Companies and each Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by either of the Companies from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on either of the Companies in any case shall entitle such Company to any other or further notice or demand in similar or other circumstances.

9. Binding Effect; Assignment. The rights and obligations of each party under this Agreement may not be assigned to any other person; provided that each Purchaser shall have the right to assign its rights and obligations hereunder to any of its affiliated investment funds. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon each of the Companies and each Purchaser and their respective successors and assigns.

11. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12. Injunctive Relief. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, in the event of a breach of any material provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

13. Survival of Agreements, Representations and Warranties. All agreements, representations and warranties contained herein or made in writing by or on behalf of each of the Companies or the Purchasers, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares and payment therefor.

14. Schedules and Descriptive Headings. All Schedules to this Agreement shall be deemed to be a part of this Agreement. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

15. Governing Law. This Agreement shall be governed by the laws of New York, without regard to the conflicts of law principles thereof.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

WARNER CHILCOTT HOLDINGS COMPANY, LIMITED

By:
Name:
Title:

WARNER CHILCOTT HOLDINGS COMPANY II, LIMITED

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

BAIN CAPITAL INVESTORS, LLC, as General Partner on behalf of BAIN CAPITAL INTEGRAL INVESTORS II, L.P.

By:
Name:
Title: Managing Director

BAIN CAPITAL INVESTORS, LLC, as Managing Partner on behalf of BCIP TRUST ASSOCIATES III

By:
Name:
Title: Managing Director

BAIN CAPITAL INVESTORS, LLC, as Managing Partner on behalf of BCIP TRUST ASSOCIATES III-B

By:
Name:
Title: Managing Director

BAIN CAPITAL INVESTORS, LLC, as Managing Partner on behalf of BCIP ASSOCIATES - G

By:
Name:
Title: Managing Director

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

DLJ MERCHANT BANKING III, INC., as Managing General Partner on behalf of DLJMB OVERSEAS PARTNERS III, C.V.

By:
Name:
Title:

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III, C.V.

By:
Name:
Title:

DLJ MERCHANT BANKING III, INC., as
Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III-1, C.V. and as attorney-in-fact for DLJMB III (Bermuda), L.P., as Associate General Partner of DLJ OFFSHORE PARTNERS III-1, C.V.

By:
Name:
Title:

DLJ MERCHANT BANKING III, INC., as
Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III-2, C.V. and as attorney-in-fact for DLJMB III (Bermuda), L.P., as Associate General Partner of DLJ OFFSHORE PARTNERS III-2, C.V.

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

MILLENNIUM PARTNERS II, L.P. By: DLJ Merchant Banking III, Inc., its Managing General Partner

By:
Name:
Title:

MBP III PLAN INVESTORS, L.P. By: DLJ LBO Plans Management Corporation II, its General Partner

By:
Name:
Title:

DLJ MB PARTNERS III GmbH & Co. KG

By: DLJ Merchant Banking III, L.P. its Managing Limited Partner

By: DLJ Merchant Banking III, Inc. its General Partner

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

J.P. MORGAN PARTNERS (BHCA), L.P.
By:	JPMP MASTER FUND MANAGER, L.P., its general partner
By:	JPMP CAPITAL CORP., its general partner

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) III, L.P.
By:	JPMP GLOBAL INVESTORS, L.P., a general partner
By:	JPMP CAPITAL CORP., its general partner

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.
By:	JPMP GLOBAL INVESTORS, L.P., a general partner
By:	JPMP CAPITAL CORP., its general partner

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN/SELLDOWN) III, L.P.
By:	JPMP GLOBAL INVESTORS, L.P., a general partner
By:	JPMP CAPITAL CORP., its general partner

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.
By:	JPMP GLOBAL INVESTORS, L.P., a general partner
By:	JPMP CAPITAL CORP., its general partner

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.
By:	JPMP GLOBAL INVESTORS, L.P., a general partner
By:	JPMP CAPITAL CORP., its general partner

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.
By:	JPMP GLOBAL INVESTORS, L.P., a general partner
By:	JPMP CAPITAL CORP., its general partner

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.
By:	JPMP GLOBAL INVESTORS, L.P., a general partner
By:	JPMP CAPITAL CORP., its general partner

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

THOMAS H. LEE (ALTERNATIVE) FUND V, L.P.
By:	THL Advisors (Alternative) V, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND V, L.P.
By:	THL Advisors (Alternative) V, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) CAYMAN FUND V, L.P.
By:	THL Advisors (Alternative) V, L.P., its General Partner
By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:
Name:
Title:

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP
By:	THL Investment Management Corp., its general partner

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I LLC
By:	Putnam Investments Holdings, LLC, its Managing Member
By:	Putnam Investments, LLC, its Managing Member

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II LLC
By:	Putnam Investments Holdings, LLC, its Managing Member
By:	Putnam Investments, LLC, its Managing Member

By:
Name:
Title:

PUTNAM INVESTMENTS HOLDINGS, LLC
By:	Putnam Investments, LLC, its Managing Member

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

ONTARIO MUNICIPAL EMPLOYEES RETIREMENT BOARD

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

ALPINVEST PARTNERS CS INVESTMENTS 2003 C.V.

By: AlpInvest Partners 2003 B.V., its general partner Represented by AlpInvest Partners N.V., its managing director

By:
Name:
Title:

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN II B.V. (as custodian for AlpInvest Partners Later Stage Co-Investments II C.V.)

By:
Name:
Title:

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN IIA B.V. (as custodian for AlpInvest Partners Later Stage Co-Investments IIA C.V.)

By: AlpInvest Partners N.V., its managing director

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

FILBERT INVESTMENT PTE LTD

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:
Name:
Title:

SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

EXHIBIT A

Shareholders Agreement

SCHEDULE I

Share Purchases

Entity	Number of Holdings I Class L Shares	Number of Holdings I Class A Shares	Total Holdings I Purchase Price	Holdings II Shares	Total Holdings II Purchase Price
DLJMB Overseas Partners III, C.V.[1]	1,953,937.67	16,092,203.93	$161,699,639.27	78,600.214	$78,600,214.22
DLJ Offshore Partners III, C.V.	142,763.34	1,182,080.47	$11,820,804.66	5,410.591	$5,410,591.34
DLJ Offshore Partners III-1, C.V.	36,639.82	303,377.68	$3,033,776.76	1,388.613	$1,388,613.28
DLJ Offshore Partners III-2, C.V.	26,097.62	216,088.31	$2,160,883.15	989.074	$989,074.43
Millennium Partners II, L.P.	11,769.98	97,455.42	$974,554.18	446.071	$446,070.68
MBP III Plan Investors, L.P.	309,351.99	2,561,434.46	$25,614,344.56	11,724.138	$11,724,138.48
DLJ MB PartnersIII GmbH & Co. KG	17,317.26	143,386.91	$1,433,869.19	656.307	$656,307.29
J.P. Morgan Partners Global Investors, L.P.	136,779.78	1,132,536.58	$11,325,365.79	5,183.820	$5,183,820.00
J.P. Morgan Partners Global Investors A, L.P.	35,816.49	296,560.54	$2,965,605.37	1,357.410	$1,357,410.00
J.P. Morgan Partners Global Investors (Cayman), L.P.	157,985.32	1,308,118.46	$13,081,184.51	5,987.490	$5,987,490.00
J.P. Morgan Partners Global Investors (Cayman) II, L.P.	17,667.76	146,289.06	$1,462,890.54	669.591	$669,591.00
J.P. Morgan Partners Global Investors (Cayman) III, L.P.	190,439.44	1,576,838.55	$15,768,385.62	7,217.469	$7,217,469.00
J.P. Morgan Partners Global Investors (Selldown), L.P.	44,394.24	367,584.34	$3,675,843.10	1,682.499	$1,682,499.00
J.P. Morgan Partners Global Investors (Cayman/Selldown) III, L.P.	62,151.96	514,618.19	$5,146,182.25	2,355.498	$2,355,498.00
J.P. Morgan Partners (BHCA), L.P.	1,682,665.20	13,932,467.85	$139,324,678.55	63,771.369	$63,771,369.00
Thomas H. Lee (Alternative) Fund V, L.P.	1,792,246.85	14,839,803.82	$148,398,039.08	67,924.407	$67,924,407.44
Thomas H. Lee (Alternative) Parallel Fund V, L.P.	465,016.21	3,850,334.22	$38,503,342.24	17,623.661	$17,623,660.66
Thomas H. Lee (Alternative) Cayman Fund V, L.P.	24,694.68	204,471.97	$2,044,719.65	935.904	$935,904.34
Putnam Investments Holdings, LLC	14,016.67	116,058.00	$1,160,580.00	531.218	$531,217.99
Putnam Investments Employees’ Securities Company I LLC	12,046.82	99,747.71	$997,477.09	456.563	$456,562.91
Putnam Investments Employees’ Securities Company II LLC	10,756.09	89,060.45	$890,604.55	407.645	$407,645.45
Thomas H. Lee Investors Limited Partnership	9,122.87	75,537.40	$755,373.97	345.748	$345,748.03
Bain Capital Integral Investors II, L.P.	2,293,677.01	19,079,253.46	$190,004,064.25	87,009.158	$87,009,158.00
BCIP Trust Associates III	31,580.17	159,004.90	$2,512,359.17	1,100.989	$1,100,989.00
BCIP Trust Associates III-B	2,087.01	32,155.18	$187,679.17	93.999	$93,999.00
BCIP Associates - G	556.00	4,600.03	$46,033.15	21.000	$21,000.00
Ontario Municipal Employees Retirement Board	248,552.13	2,058,011.67	$20,580,116.40	9,419.883	$9,419,883.00
AlpInvest Partners CS Investments 2003 C.V.	225,546.40	1,867,524.20	$18,675,241.93	8,547.989	$8,547,989.00
AlpInvest Partners Later Stage Co-Investments Custodian II B.V.	20,249.05	167,662.17	$1,676,621.38	767.419	$767,419.00
AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V.	2,756.68	22,825.30	$228,253.09	104.475	$104,475.00
Filbert Investment PTE LTD	248,552.14	2,058,011.66	$20,580,117.13	9,419.883	$9,419,883.00
The Northwestern Mutual Life Insurance Company	207,126.78	1,715,009.72	$17,150,097.37	7,849.903	$7,849,903.00

[1]	Prior to the consummation of the transactions contemplated pursuant to this Securities Purchase Agreement, DLJMB Overseas Partners III, C.V. owned 120,000 Class L Shares and 1,080,000 Class A Shares. The full purchase price of $8,942,400 for the Class L Shares and $1,080,000 for the Class A Shares will be paid in full by DLJMB Overseas Partners III, C.V. simultaneous to the purchase of the shares on this Schedule I.